Exhbit 25.3
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
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               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
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                            THE CHASE MANHATTAN BANK
               (Exact name of trustee as specified in its charter)

New York                                                      13-4994650
(State of incorporation                                 (I.R.S. employer
if not a national bank)                              identification No.)

270 Park Avenue
New York, New York                                                 10017
(Address of principal executive offices)                      (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
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                              GEORGIA POWER COMPANY
               (Exact name of obligor as specified in its charter)

Georgia                                                         58-0257110
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                         identification No.)

333 Piedmont Avenue, N.E.
Atlanta, Georgia                                                     30308
(Address of principal executive offices)                        (Zip Code)

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                      Trust Preferred Securities Guarantee
                        (Georgia Power Capital Trust III)
                       (Title of the indenture securities)
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                                     GENERAL

Item 1.  General Information.

         Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject. New York State Banking Department, State House, Albany, New York 12110. Board of Governors of the Federal Reserve System, Washington, D.C., 20551 Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y. Federal Deposit Insurance Corporation, Washington, D.C., 20429.

         (b)  Whether it is authorized to exercise corporate trust powers.

              Yes.


Item 2.  Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

















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Item 16.   List of Exhibits

           List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

     2. A copy of the  Certificate  of  Authority  of the  Trustee  to  Commence
Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

     3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

     5. Not applicable.

     6. The  consent of the Trustee  required by Section  321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8. Not applicable.

     9. Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 28th day of May, 1997.

                                                  THE CHASE MANHATTAN BANK


                                                   By /s/ P. Morabito
                                                          P. Morabito
                                                          Vice President

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